UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2008

ARYX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33782	77-0456039
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

6300 Dumbarton Circle Fremont, California	94555
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K filed by ARYx Therapeutics, Inc. (the “Company”) on February 19, 2009, solely for the purpose of correcting a clerical error in Exhibit 10.20, entitled “Compensation Information for Named Executive Officers.” Specifically, this amendment corrects the target amounts under the column entitled, “2008 Target Cash Incentive Payment (As % of 2008 Base Salary)” in Exhibit 10.20. Accordingly, Exhibit 10.20, as corrected, is being re-filed as part of this Current Report on Form 8-K/A.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.20*	Compensation Information for Named Executive Officers.

*    Management contract or compensatory plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  April 25, 2008

ARYX THERAPEUTICS, INC.

By:	/S/ DAVID NAGLER
David Nagler
Vice President, Corporate Affairs and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.20*	Compensation Information for Named Executive Officers.

*    Management contract or compensatory plan